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Allmerica
FINANCIAL SERVICES ______________________________________________________



                                        .  Variable Annuity








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                          [LOGO] ALLMERICA FINANCIAL(R)

                                  Annual Report

                                DECEMBER 31, 2001



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General Information


OFFICERS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (AFLIAC)

John F. O'Brien, Chairman of the Board
Mark A. Hug, President and CEO
Edward J. Parry III, Vice President and CFO
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Treasurer
Charles F. Cronin, Secretary

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Allmerica Asset Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Select Investment Grade Income Fund
     Money Market Fund

   Miller Anderson & Sherrerd, LLP
   One Tower Bridge, West Conshohocken, PA 19428
     Core Equity Fund





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Product Performance Summary

VARIABLE ANNUITY (AFLIAC)

Average Annual Total Returns as of 12/31/01

For easy reference, the total returns for the Variable Annuity sub-accounts of AFLIAC are summarized below. For returns that do not reflect the deduction of product charges, please refer to the following individual Product Reviews.

                                       Without Surrender Charge
                                               and Contract Fee
                                               1       5     10
             Sub-Accounts                   Year   Years  Years
             ------------------------------------------------------

             Core Equity Fund - Single/Elective Payment
             Tax Qualified Account     -17.63%   7.21%   9.30%
             Non Tax Qualified Account -17.63%   7.21%   9.30%

             Select Investment Grade Income Fund -
             Single/Elective Payment
             Tax Qualified Account       6.59%   5.53%   5.75%
             Non Tax Qualified Account   6.59%   5.53%   5.75%

             Money Market Fund -
             Single/Elective Payment
             Tax Qualified Account       2.98%   4.05%   3.57%
             Non Tax Qualified Account   2.98%   4.05%   3.57%

--------------------------------------------------------------------------------

                                         With Surrender Charge
                                             and Contract Fee*
                                                 1     5    10
                                              Year Years Years
                 ---------------------------------------------
                 Core Equity Fund - Elective Payment
                 Tax Qualified Account     -24.67% 4.67% 7.72%
                 Non Tax Qualified Account -23.64% 5.95% 9.03%

                 Select Investment Grade Income Fund -
                 Elective Payment
                 Tax Qualified Account      -1.09% 4.14% 5.34%
                 Non Tax Qualified Account  -0.92% 4.47% 5.66%

                 Money Market Fund -
                 Elective Payment
                 Tax Qualified Account      -4.29% 2.99% 3.45%
                 Non Tax Qualified Account  -4.36% 3.03% 3.53%

                 Core Equity Fund - Single Payment
                 Tax Qualified Account     -21.74% 6.63% 9.30%
                 Non Tax Qualified Account -21.74% 6.63% 9.30%

                 Select Investment Grade Income Fund -
                 Single Payment
                 Tax Qualified Account       1.26% 4.96% 5.75%
                 Non Tax Qualified Account   1.26% 4.96% 5.75%

                 Money Market Fund - Single Payment
                 Tax Qualified Account      -2.17% 3.49% 3.57%
                 Non Tax Qualified Account  -2.17% 3.49% 3.57%


*Keep in mind that these returns are net of all product charges.

Performance returns given above are for the Variable Annuity sub-accounts of AFLIAC, and assume an investment in the underlying funds listed above on the date of inception of each Fund (April 29,1985). Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


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                          Allmerica Financial Services

Allmerica Financial is a diversified group of insurance and financial services companies. Allmerica Financial Life Insurance and Annuity Company is a leading provider of insurance and annuity products which was founded in 1967, and is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.

                                Variable Annuity

  Product is issued by Allmerica Financial Life Insurance and Annuity Company
    (First Allmerica Financial Life Insurance Company in NY) and offered by
                 Allmerica Investments, Inc., member NASD/SIPC.


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                         [LOGO] ALLMERICA FINANCIAL(R)

                       THE ALLMERICA FINANCIAL COMPANIES
     First Allmerica Financial Life Insurance Company . Allmerica Financial
      Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment
   Management Company, Inc. . Financial Profiles, Inc. The Hanover Insurance
     Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company
                       . Allmerica Asset Management, Inc.

  Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of
                       America . Citizens Management Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653

12282NS (12/01)


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Annual Reports dated December 31, 2001, of certain underlying funds are incorporated herein by reference as the reports sent to contract owners of the Allmerica Life Insurance and Annuity Company, Separate Account VA-A (File No. 811-1497), Separate Account VA-B (File No. 811-2559), Separate Account VA-C (File No. 811-2558), Separate Account VA-G (File No. 811-3842) and Separate Account VA-H (File No. 811-3841), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on February 27, 2002. Accession number
0000927016-02-001169.